UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

Dynamic Aerospace Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3753 Plaza Dr Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 734-773-3776

____________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2026, Dynamic Aerospace Systems Corporation (the "Company") entered into the agreements described below with Jeffrey Hail, the Company's Chief Operating Officer and a director, and Kent Wilson, the Company's Chief Executive Officer and Chairman of the Board. Each agreement matures on the earlier of (i) December 31, 2026 and (ii) the closing of a public offering in connection with the listing of the Company's common stock on a national securities exchange or, if there is no such offering, the fifth business day after such listing.

The Company and Mr. Hail and Mr. Wilson had been negotiating the terms and conditions of the agreements prior to the execution of the agreements on October 16, 2026, including the various “as of” dates for the agreements.

A summary of the various agreements follows:

Agreements with Mr. Hail

(a) A Subordinated Secured Promissory Note, dated as of September 30, 2026, in the principal amount of $35,581.67 (consisting of prior cash advances of $30,506.67 and pre-effective date interest of $5,075), bearing simple interest at 18% per annum. The Subordinated Secured Promissory Note is included as Exhibit 10.1 to this Report.

(b) A Subordinated Secured Revolving Line of Credit Agreement, dated as of September 30, 2026, providing for a revolving facility of up to $90,000 in principal charges (interest excluded) funded through Mr. Hail's personal credit cards for approved Company expenses, with an opening balance of $105,452.71 (including a reimbursement of $19,273.35 of financing costs on prior charges), bearing interest at 29.99% per annum, compounded monthly. The Subordinated Secured Revolving Line of Credit Agreement with Mr. Hail is included as Exhibit 10.2 to this Report..

(c) An Amended and Restated Short-Term Loan Agreement, dated as of October 13, 2026, consolidating a Short-Term Loan Agreement dated July 15, 2026 and three addenda under which Mr. Hail advanced $135,000 to the Company. The advances carry a 5% original issue discount and a flat interest charge of 15% of their face amount, for a total of $163,421.06, of which $128,171.06 remained outstanding after prior repayments. The agreement extends the maturity of the advances, which originally matured between October 13 and November 30, 2026, provides for additional simple interest of 18% per annum from each original maturity date, requires the Company to apply 15% of the gross proceeds of certain capital raises toward repayment to the extent cash flow permits, and is unsecured. The Amended and Restated Short-Term Loan Agreement is included as Exhibit 10.3 to this Report.

Agreements with Mr. Wilson

(d) A Subordinated Secured Revolving Line of Credit Agreement, dated as of September 30, 2026, on substantially the same terms as the agreement described in clause (b), providing for a revolving facility of up to $40,000 in principal charges (interest excluded), with an opening balance of $49,977.58 (including a reimbursement of $14,380.67 of financing costs on prior charges). The Subordinated Secured Revolving Line of Credit Agreement with Mr. Wilson is included as Exhibit 10.4 to this Report.

(e) Amendment No. 1 to Promissory Note, dated as of September 10, 2026, which extends the maturity date of the Company's promissory note issued to Mr. Wilson on September 10, 2025 in the principal amount of $54,000 (issued with an original issue discount of $13,500 for net proceeds of $40,500) and bearing interest at 18% per annum, from September 10, 2026 to the maturity date described above. All other terms of the note are unchanged. The original note from September 2025 is included as Exhibit 10.6 to this Current Report, and the Amendment No. 1 dated September 2026 is included as Exhibit 10.5 to this Report

The agreements described in clauses (a), (b), (d), and (e) are secured by the Company's assets in a position junior to the Company's senior secured indebtedness, and the agreements described in clauses (a), (b), and (d) are subordinated in right of payment to that indebtedness. Mr. Hail and Mr. Wilson each waived any default arising from the Company's non-payment of the extended obligations on their original maturity dates.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2026, the Board of Directors of the Company approved an increase in the annual base salary of Robin Hoops, the Company's Chief Financial Officer, from $185,000 to $200,000, effective as of September 16, 2026, as provided in the offer letter between the Company and Robin Hoops dated March 10, 2026. Ms. Hoops' offer letter is included as Exhibit 10.7 to this Report.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Subordinated Secured Promissory Note, dated as of September 30, 2026, issued by Dynamic Aerospace Systems Corporation to Jeffrey Hail.

10.2	Subordinated Secured Revolving Line of Credit Agreement, dated as of September 30, 2026, between Dynamic Aerospace Systems Corporation and Jeffrey Hail.

10.3	Amended and Restated Short-Term Loan Agreement, dated as of October 13, 2026, between Dynamic Aerospace Systems Corporation and Jeffrey Hail.

10.4	Subordinated Secured Revolving Line of Credit Agreement, dated as of September 30, 2026, between Dynamic Aerospace Systems Corporation and Kent Wilson.

10.5	Amendment No. 1 to Promissory Note, dated as of September 10, 2026, between Dynamic Aerospace Systems Corporation and Kent Wilson.

10.6	Subordinated Secured Promissory Note, dated September 10, 2025, between Dynamic Aerospace Systems Corporation to Kent Wilson.

10.7	Offer Letter, dated March 10, 2026, between Dynamic Aerospace Systems Corporation and Robin Hoops

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynamic Aerospace Systems Corporation

Date: October 22, 2026	/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board

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